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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 30, 1996



                          APACHE MEDICAL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                          000-20805                           23-2476415
(State or other jurisdiction of        (Commission File Number)                (I.R.S. Employer
 incorporation or organization)                                              Identification No.)

                 1650 Tysons Boulevard, McLean, Virginia  22102
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code  (703) 847-1400

                                     None
   -----------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Acquisition of Health Research Network

         APACHE Medical Systems, Inc. (the "Company") has acquired certain assets and assumed certain liabilities of Dun & Bradstreet HealthCare Information, Inc., an Illinois corporation (the "Seller"), pursuant to the terms and conditions of an Asset Purchase Agreement dated as of December 30, 1996 by and among the Company, Seller and Cognizant Corporation, a Delaware corporation ("Cognizant"). Assets acquired by the Company comprise a business line, Health Research Network ("HRN"), which provides medical information relating to HIV/AIDS. The Company has acquired substantially all HRN intellectual property; all HRN contracts and commitments; certain HRN computer hardware; certain HRN furniture and fixtures; all HRN notes and accounts receivable; all HRN permits, franchises, licenses, bonds, approvals and qualifications; and all causes of action, rights of action and claims relating to the acquired assets of HRN; and all books and records primarily relating to HRN.

         The Company purchased HRN for $1,565,000 in cash, the source of which was the Company's working capital.

Acquisition of CardioMac

         The Company has acquired certain assets and assumed certain liabilities of Iowa Health Centers, P.C., an Iowa professional corporation d/b/a Iowa Heart Center, P.C. ("IHC"), Mercy Hospital Medical Center ("Mercy"), an Iowa non-profit corporation, Mark A. Tannenbaum, M.D. and Iowa Heart Institute, an Iowa non-profit corporation (collectively, with IHC, Mercy and Dr. Tannenbaum, the "Sellers"), pursuant to the terms and conditions of an Asset Purchase Agreement dated as of January 7, 1997. The Company has acquired a cardiovascular section information system called CardioMac, including all related intellectual property; all related contracts and commitments; certain related computer equipment; all related notes and accounts receivable; all related permits, franchises, licenses, bonds, approvals and qualifications; all related causes of action, rights of action and claims; and all related books and records.

         The Company purchased CardioMac for $1,350,000 in cash, the source of which was the Company's working capital, and options on an aggregate of 150,000 shares of the Company's Common Stock (the "Options"). The Company has valued the Options at an aggregate of $223,000 based on the Black-Scholes option-valuation formula.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial Statements and Exhibits.

                 Not Applicable.

         (b)     Exhibits.

                 The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.





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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  APACHE MEDICAL SYSTEMS, INC.


Date:  January 13, 1997           By:     /s/  Gerald E. Bisbee, Jr.
                                       -------------------------------------
                                          Gerald E. Bisbee, Jr.
                                          Chairman and Chief Executive Officer





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                          APACHE MEDICAL SYSTEMS, INC.

                        EXHIBIT INDEX TO FORM 8-K REPORT

Exhibit          Description
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
2.1              Asset Purchase Agreement by and among the Company and Dun & Bradstreet HealthCare Information, Inc. and Cognizant
                 Corporation dated as of December 30, 1996*

2.2              Asset Purchase Agreement by and among the Company and Iowa Health Centers, P.C. d/b/a Iowa Heart Center, P.C.,
                 Mercy Hospital Medical Center, Mark A. Tannenbaum, M.D. and Iowa Heart Institute dated as of January 7, 1997*

2.3              Registration Agreement between the Company and each of Iowa Health Centers, P.C. d/b/a Iowa Heart Center, P.C.,
                 Mercy Hospital Medical Center, Mark A. Tannenbaum, M.D. and Iowa Heart Institute dated January 7, 1997

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*  The schedules and exhibits to these documents are not being filed herewith.
The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.





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